Interest and other income	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Interest and Other Income	Interest and other income

$ million
	2022	2021	2020
Interest income	1,046	511	679
Dividend income (from investments in equity securities)	216	91	22
Net gains on sale and revaluation of non-current assets and businesses	642	5,995	286
Net foreign exchange (losses)/gains on financing activities	(340)	118	(391)
Other	(649)	341	273
Total	915	7,056	869
In 2022, "Other" includes the full write-down of the Nord Stream 2 loan amounting to $1,126 million. (See Note 6). The remaining income in "Other" mainly relates to amounts recognised in respect of sublease income from partners in joint operations (2022: $319 million, 2021:
$313 million, 2020: $426 million).
In 2021, "Net gains on sale of non-current assets and businesses" arose mainly in respect of gains on the sale of Integrated Gas assets in Australia and Norway, and Upstream assets in the USA and Nigeria.